Exhibit 99.01

Investor Presentation January 2011

Safe Harbor Statement Statements contained in this presentation that state the Company's or management's expectations or predictions of the future are forward- looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words "believe," "expect," "should," "estimates," and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero's annual reports on Form 10^K and quarterly reports on Form 10^Q, filed with the Securities and Exchange Commission, and available on Valero's website at www.valero.com. 2

Valero Energy Overview World's largest independent refiner 14 refineries 2.6 million barrels per day (BPD) of throughput capacity Average refinery throughput capacity of 185,000 BPD One of the nation's largest fuel retailers with nearly 5,800 branded marketing sites One of the largest ethanol companies in U.S. 10 large-capacity and efficient plants with total of 1.1 billion gallons/year (72,000 BPD) of production capacity All plants located in resource-advantaged corn belt Approximately 20,000 employees 3

Geographically Diverse Operations 4 Refinery Capacities (000 bpd) Capacities (000 bpd) Nelson Index Refinery Total Through-put Crude Oil Nelson Index Aruba 235 235 8.0 Ardmore 90 86 12.0 Benicia 170 145 15.0 Corpus Chris. 315 205 20.6 Houston 145 90 15.1 McKee 170 168 9.5 Memphis 195 180 7.5 Port Arthur 310 290 12.7 Quebec City 235 230 7.7 St. Charles 250 190 15.2 Texas City 245 225 11.1 Three Rivers 100 95 12.4 Wilmington 135 85 15.8 Total or Avg. 2,595 2,224 12.1

High Conversion Refining System High Conversion Refining System 5 Note: CDU = crude distillation unit; conversion capacity is the sum of each company's FCC, hydrocracking, and coking capacity Source: PIRA Energy Group 12/16/10 (CHART) We believe size and conversion ratio matter to competitiveness Provides flexibility to process a wide variety of discounted feedstocks into a high proportion of high-value clean products

Strong Contribution from Retail and Ethanol (CHART) Retail Performance (Trailing 4Q Avg.) (U.S. and Canada) 6 Acquired world-class ethanol plants at an average of 35% of replacement cost Large, efficient plants in great location have competitive advantage on costs Valero initiatives achieving 6% higher ethanol production than prior owners In 2010, retail had best 1st and 2nd quarters in Valero history Consistent improvement in retail earnings with smaller asset base Since 2005, more than doubled total operating income on 12% fewer total sites (CHART) Ethanol Operating Income (millions)

(CHART) (CHART) Adding to Financial Strength Ended 3Q10 with $2.4 billion of cash and nearly $4.2 billion of additional liquidity Net debt-to-cap ratio far below credit facility covenant of 60% At 9/30/10, was 27% No other coverage-type ratios or borrowings on bank revolver Investment grade credit rating Significant liquidity enables Valero to take advantage of investment opportunities Net Debt-to-Capitalization Ratio (period-end) Total Liquidity, September 30, 2010 (millions) (Credit Facility, Letters of Credit, etc.) ($4.16/share ) 7

(CHART) (CHART) Continued Global Demand Growth Important to Refining Margins Refining is a global business - global demand growth matters to refiners everywhere U.S. and global economic forecasts show growth and upward revisions Strong growth in emerging markets is leading the surge in global demand, similar to 2003-2005, estimated at 2.5 million BPD in 2010 8 Source: Consultant and Valero estimates Source: Consultant and Valero estimates MMBPD MMBPD Forecast Forecast

Refining Industry Margins Bottomed in 2009, Recovery Started in 2010 9 Gulf Coast Gasoline and On-road Diesel Margins vs. WTI Plentiful spare capacity and product inventories squeezed margins in 2009 Margins improving from strong global demand, particularly in emerging markets, and capacity rationalization Recent cold weather in OECD countries helping distillate demand and margins Long term, expect growth in distillate demand will continue to outpace gasoline per bbl Source: Argus; 2010 year-to-date through December 30 YTD YTD

Nearly 2/3 of Valero's feedstocks are lower-quality and discounted versus light-sweet crude oil Expect key drivers of sour crude discounts to continue in 2011: OPEC increasing production, some of which is lower-quality and heavier crude Light product demand outpacing heavy product demand growth Supply of low-quality crudes from Latin America has been better than expected Longer term, expect to benefit from Canadian heavy crude oil to Gulf Coast Feedstock Discounts Also Rebounded in 2010 Sour Crude Percentage Discounts below WTI Source: Argus; 2010 year-to-date through December 30 Sour Crude Discounts below WTI (per bbl) Source: Argus; 2010 year-to-date through December 30 10 YTD YTD (CHART) (CHART)

(CHART) (CHART) Rationalization of Industry Capacity Occurring Source: Valero Energy MBPD 11 Source: Valero Energy MBPD We expect additional refining capacity to shut down in the industry, particularly marginal plants with upcoming capital requirements

Valero's Strategic Priorities 12 Continue to manage costs Maintain investment grade credit rating Optimize portfolio - continue "high-grading" strategy of the last several years Asset Sales: closed on the sale of Paulsboro refinery and Cameron Highway Oil Pipeline during 4Q10 These two transactions generated $877 million ($1.54/share) in cash before taxes in the fourth quarter Aruba refinery: After recent investments, refinery is now operating and in improved condition Current margins indicate profit contribution in 1Q11 Long-term, this refinery offers avoided-cost opportunity for heavy oil upgrading and logistics to growing markets Evaluate attractively priced acquisitions that improve competitiveness and broaden geographic reach Add selective investments in alternative fuels for U.S. market Complete major, value-added capital projects at key refineries Goal: Increase returns to grow long-term shareholder value

Achieving Significant Cost Reductions In 2010, on pace to cut more than $185 million in pre-tax costs in addition to last year's savings, excluding the benefit from lower energy prices 13 (CHART) (CHART)

Cumulative Impact of Cost Savings Programs Cumulative Impact of Cost Savings Programs 14 1 12010 savings of $185 million as described in the Valero Energy 3Q10 Earnings press release on 10/26/10 Ongoing cost savings programs have contributed to improve Valero's competitiveness and improved financial performance

Continuing to Make Our Refineries More Competitive 15 1st Quartile Industry Rank 2nd Quartile 1st Quartile Industry Rank 2nd Quartile Industry benchmarking survey shows Valero is continuing to improve on its competitive, low-cost operations Corpus Christi refinery ranked as one of the best facilities on the Gulf Coast for cash costs Source: Solomon Associates and Valero Energy Source: Solomon Associates and Valero Energy Source: Solomon Associates and Valero Energy Source: Solomon Associates and Valero Energy

Continuing to Make Our Refineries More Competitive 16 1st Quartile Industry Rank 2nd Quartile 1st Quartile 2nd Quartile We aim to be a 1st-quartile refiner in industry benchmark surveys 3rd Quartile 3rd Quartile 4th Quartile Industry Rank Source: Solomon Associates and Valero Energy Source: Solomon Associates and Valero Energy

Shifting Capital Spending to Economic Growth and Reliability Projects 17 "Stay-in- business" spending 1 The 2011 capital budget is under review given the potential benefits of a recently passed tax law allowing 100% deduction on capital projects. We expect to accelerate spending on economic- growth projects, which would increase spending in 2011 up to $300mm before the cash tax benefits that may substantially offset the increase in spending 2011 estimated Regulatory spending expected to decline as Benicia scrubber and MSAT2 projects were completed in 2010 1 1

Economic Growth Projects Mainly Geared Toward High Oil/Low Natural Gas Prices Projects developed based on our "bullish crude, bearish natural gas" price outlook These projects represent over 75% of strategic capital spending in 2010 and 90% in 2011 Large projects have long lead times and were started several years ago Projects have higher implied returns on remaining investment excluding previous spending ("sunk costs") 18 1D&A = depreciation and amortization expense; See Appendix for price assumptions and project descriptions; 2estimated IRR is unlevered and likely improve due to recent changes in tax laws regarding accelerated depreciation expense; 3Most of project commissioned in 2010 Refinery Project Estimated Com-pletion Date Estimated Cost (millions) Spending thru 3Q10 (millions) Estimated Annual Op. Inc. before D&A1 (millions) Estimated IRR2 Memphis FCC Revamp 2Q113 $255 $255 $75 20% St. Charles FCC Revamp 2Q11 $310 $200 $140 30% McKee & Memphis New Hydrogen Plants 1Q12 $180 $10 $105 39% Port Arthur New Hydrocracker 3Q12 $1,525 $555 $485 21% Montreal New Products Pipeline 4Q12 $370 $6 $55 12% St. Charles New Hydrocracker 4Q12 $1,360 $600 $325 16% Total $4,000 $1,626 $1,185 20%

Valero's Gulf Coast System Well-Positioned for Global Export Opportunities 19 Our large, complex, low-cost refineries on Gulf Coast are competitive Exports typically provide a margin benefit Low-cost natural gas is a competitive cost advantage versus other global refiners Structural supply-demand imbalance in Latin America provides export opportunity (CHART) 1Based on 803 MBPD of average total U.S. gasoline and diesel exports from 3Q09 - 3Q10 On average, Valero's share of U.S. exports of gasoline and diesel has been 31% of the U.S. total Approximately 26% of Valero's Gulf Coast production was exported Strong export capability increases flexibility to place our products in the highest netback markets domestically or globally

Why Invest in Valero Today? 20

Appendix 21

Paulsboro Divestiture Improves Portfolio

Transaction

- Total proceeds of $707 million, consisting of $340 million for the refinery and $367 million for net working capital, inventories, and other adjustments
- Consideration received at closing consisted of $547 million in cash and $160 million note
- Sale will result in a non-cash, pre-tax charge estimated at $938 million for GAAP, and tax loss of $174 million will result in approximately $60 million in cash tax savings

Rationale

- Challenged refinery with below-average margins and above-average costs
- Despite macro improvement in 2010, operating losses continued
- Does not make ULSD: needs $100 to $125 million investment to meet on-road specifications
- Completes Valero's strategic exit from challenging New York Harbor/East Coast market


Throughput Margin ($/bbl)
Avg. 40% lower at Paulsboro
$10
$8
$6
$4
$2
$0
2009
1Q-3Q2010
Operating Expenses ($/bbl)
Avg. 25% higher at Paulsboro
$6
$5
$4
$3
$2
2009
1Q-3Q2010
Operating Income ($/bbl)
Avg. $3/bbl lower at Paulsboro
$3
$2
$1
$0
-$1
-$2
-$3
2009
1Q-3Q2010
Paulsboro
Remaining Valero Refineries

22

Competitive, Low-Cost Refining Operations 23 Refining Cash Operating Expenses less Natural Gas Usage ($/bbl) Source: Macquarie Capital (CHART)

Memphis FCC Revamp Project

VALERO

Investment Highlights

- Favorable economics driven by better reliability and gains on margin and volume
- Improves flexibility to run lower-quality feedstocks
- Improves FCC reliability and increases run length between turnarounds to four years from 1.5 years
  - Increase in run length drives estimated annualized savings of $0.17/barrel

Summary of Project Status and Economics[1]	
Estimated timing of full benefit	2Q11[3]
Estimated total investment (mil.)	$255
Cumulative spend thru 3Q10 (mil.)	$255
Estimated Incremental Operating Income before D&A[2] (mil.)	$75
Estimated Unlevered IRR on Total Spend	20%

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense; [3]Most of project commissioned in 2010

24

St. Charles MSCC to FCC Conversion Project Investment Highlights Favorable economics driven by better reliability and gains on margin and volume Improves FCC reliability and increases run length between turnarounds to four years from 1.5 years Adds 5%+ volume expansion through FCC Improves energy efficiency via new power recovery turbine Doubles flexibility of FCC to process lower-priced resid feedstocks, backing out higher-priced VGO 25 Summary of Project Status and Economics1 Summary of Project Status and Economics1 Summary of Project Status and Economics1 Estimated completion date 2Q11 2Q11 Estimated total investment (mil.) $310 $310 Cumulative spend thru 3Q10 (mil.) $200 $200 Estimated Incremental Operating Income before D&A2 (mil.) Estimated Incremental Operating Income before D&A2 (mil.) $140 Estimated Unlevered IRR on Total Spend Estimated Unlevered IRR on Total Spend 30% Estimated Unlevered IRR on Remaining Spend Estimated Unlevered IRR on Remaining Spend 85% 1See Appendix for key price assumptions; 2D&A = depreciation and amortization expense

VALERO

Hydrogen Plant Projects

Investment Highlights

- Favorable economics driven by cost savings and gains on margin and volume
- Reduces cost of hydrogen by using cheaper natural gas instead of more expensive crude oil
- Natural gas price per mmBtu (energy unit) is approximately 1/3 the price per mmBtu as WTI crude oil
- Projects will be at the McKee and Memphis refineries
- Memphis project also includes conversion of a distillate hydrotreater to a mild hydrocracker

Summary of Project Status and Economics[1]	
Estimated completion date	1Q12
Estimated total investment (mil.)	$180
Cumulative spend thru 3Q10 (mil.)	$10
Incremental Operating Income before D&A[2] (mil.)	$105
Unlevered IRR on Total Spend, average	39%
Estimated Unlevered IRR on Remaining Spend, avg.	41%

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

26

Port Arthur Hydrocracker Project Investment Highlights Favorable economics driven by margin and volume gains Main unit is 50,000 barrels/day hydrocracker plus facilities to process over 150,000 barrels/day of high-acid, heavy sour Canadian crude Creates high-value products from low- value feedstocks plus hydrogen sourced from relatively inexpensive natural gas Unit has volume expansion of 25%-30%: 1 barrel of feedstocks yields 1.25 to 1.3 barrels of products Main products are high-quality diesel and jet fuel for growing global demand for middle distillates Located at large, Gulf Coast refinery to leverage existing operations and export logistics 27 Summary of Project Status and Economics1 Summary of Project Status and Economics1 Summary of Project Status and Economics1 Estimated completion date 3Q12 3Q12 Estimated total investment (mil.) $1,525 $1,525 Cumulative spend thru 3Q10 (mil.) $555 $555 Estimated Incremental Operating Income before D&A2 (mil.) Estimated Incremental Operating Income before D&A2 (mil.) $485 Estimated Unlevered IRR on Total Spend Estimated Unlevered IRR on Total Spend 21% Estimated Unlevered IRR on Remaining Spend Estimated Unlevered IRR on Remaining Spend 33% 1See Appendix for key price assumptions; 2D&A = depreciation and amortization expense

Montreal Pipeline Project

Investment Highlights

- Favorable economics driven by reducing transportation costs and growing volumes
- New pipeline with 100,000 barrels/day of throughput capacity
- Planned closure of Shell Montreal refinery allows Valero to place additional products into Montreal and Ontario markets
- Quebec refinery is largest refinery in the region with 1st-quartile performance and has a cost advantage

Summary of Project Status and Economics[1]	
Estimated completion date	4Q12
Estimated total investment (mil.)	$370
Cumulative spend thru 3Q10 (mil.)	$6
Estimated Incremental Operating Income before D&A[2] (mil.)	$55
Estimated Unlevered IRR on Total Spend	12%
Estimated Unlevered IRR on Remaining Spend	12%


Jean-Gaulin Refinery
Saint-Apollinaire
Laurier-Station
Saint-Henri-de-Lévis
Saint-Agapit
Trois-Rivières
Louiseville
Maskinongé
Berthierville
Sorel-Tracy
Plessisville
Princeville
Victoriaville
L'Assomption
Repentigny
Montréal
Boucherville
Drummondville
Sainte-Rosalie
Saint-Hyacinthe
Beloeil
Mont-Saint-Hilaire
Study area
Corridor location selected
Pipeline route

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

28

St. Charles Hydrocracker Project Investment Highlights Favorable economics driven by margin and volume gains Main unit is 50,000 barrels/day hydrocracker Creates high-value products from low- value feedstocks plus hydrogen sourced from relatively inexpensive natural gas Unit has volume expansion of 25%-30%: 1 barrel of feedstocks yields 1.25 to 1.3 barrels of products Main products are high-quality diesel and jet fuel for growing global demand for middle distillates Located at large, Gulf Coast refinery to leverage existing operations 29 Summary of Project Status and Economics1 Summary of Project Status and Economics1 Summary of Project Status and Economics1 Estimated completion date 4Q12 4Q12 Estimated total investment (mil.) $1,360 $1,360 Cumulative spend thru 3Q10 (mil.) $600 $600 Estimated Incremental Operating Income before D&A2 (mil.) Estimated Incremental Operating Income before D&A2 (mil.) $325 Estimated Unlevered IRR on Total Spend Estimated Unlevered IRR on Total Spend 16% Estimated Unlevered IRR on Remaining Spend Estimated Unlevered IRR on Remaining Spend 29% 1See Appendix for key price assumptions; 2D&A = depreciation and amortization expense

Project Price Set Assumptions 30 Commodity $/barrel Comments WTI 85.00 Consistent with forward curve WTI - USGC HS Gas Oil -3.45 Over 2008 - 2009 average, conservative basis for hydrocracker, FCC projects USGC Gas Crack 6.00 Under 2008 - 2009 average, historically conservative USGC ULSD Crack 11.00 Under 2008 - 2009 average, historically conservative Natural Gas, $/MMBTU (HHV) 5.00 Under 2008 - 2009 average Prices shown below are for illustrating a potential estimate for Valero's economic projects Price assumptions are based on a blend of recent market prices and Valero's price forecast

Project Price Sensitivities 31 Operating Income before D&A1 Sensitivities (Delta $ millions/year) Port Arthur HCU St. Charles HCU Memphis & McKee Hydrogen Plants Memphis FCC St. Charles FCC Montreal Products Pipeline WTI, + $1/BBL 3.5 3 2.5 0.4 1.2 N/A WTI - USGC HS Gas Oil, + $1/BBL 14.1 14.1 N/A N/A 0.8 N/A USGC Gas Crack, + $1/BBL 12 12 0.9 3.6 0.6 N/A USGC ULSD Crack, + $1/BBL 16.5 18 0.3 (0.7) (2.0) N/A Natural Gas, - $1/MMBTU 15.2 15.2 6.5 N/A N/A N/A Total Investment IRR to 10% cost 1.3% 1.5% 6.3% 1.9% 2.7% 0.9% 1D&A = depreciation and amortization expense Price sensitivities shown below are for illustrating a potential estimate for Valero's economic projects Price assumptions are based on a blend of recent market prices and Valero's price forecast

32 Source: Valero and Consultant Estimates MMBPD (CHART) Global CDU Capacity and Additions

*Partial closure of refinery captured in capacity Note: This data represents refineries currently closed, ownership may choose to restart or sell listed refinery Sources: Industry and Consultant reports and Valero estimates Global Refining Capacity Rationalization 2008 Limited refinery closures, began seeing key project delays and cancellations 2009 Did not see substantial closure announcements until second half 2010 More closure announcements Chatter coming from large integrated companies about rationalizing capacity Continued announcements of large refinery expansions and new build projects being delayed or canceled 2011 Additional capacity closures announced 33 Location Owner CDU Capacity Closed (MBPD) Year Closed Bakersfield, CA Big West 65 2008 Westville, NJ Sunoco 145 2009 Delaware City, DE Valero 190 2009 Bloomfield, NM Western 17 2009 Teesside, UK Petroplus 117 2009 Gonfreville, France* Total 100 2009 Dunkirk, France Total 140 2009 Mizushima/Negishi/Oita, Japan* Nippon Oil 205 2009 Toyama, Japan Nippon Oil 57 2009 Arpechim, Romania Petrom 70 2009 Montreal, Canada Shell 130 2010 Yorktown, Virginia Western 65 2010 Riechstett, France Petroplus 85 2010 Wilhelmshaven, Germany ConocoPhillips 260 2010 Cremona, Italy Tamoil 94 2011

Global Refining Capacity For Sale or Under Strategic Review 34 Location Owner CDU Capacity (MBPD) Stanlow, UK Shell 267 Harburg, Germany Shell 93 Gothenburg, Sweden Shell 80 Kapolei, HI Chevron 54 Pembroke, UK Chevron 210 Meraux, LA Murphy 125 Superior, WI Murphy 35 Milford Haven, UK Murphy 108 Lindsey, UK Total 221 Whitegate, Ireland ConocoPhillips 70 Mazeikai, Lithuania PKN 190 Various Japanese Locations JX Energy 400 Keihin, Japan Showa Shell 120 Incheon, South Korea SK Group 275 Humber, UK ConocoPhillips 220 Sources: Industry and Consultant reports and Valero estimates

Note: Availability of world CDU capacity assumed to average ~94%; Historical CDU capacity data from the DOE; USGC 5/3/2 = 3*USGC Gasoline+2*USGC ULSD-5*WTI Estimate global spare refining capacity fell from 7 million BPD of at end of 2009 to 5.7 million BPD at end of 2010 (CHART) MMBPD Margin/bbl Golden Age Global Spare Capacity 35

Made Excellent Ethanol Acquisitions Built position for average of only 35% of estimated replacement cost 2Q09: acquired 7 plants with 780 million gallons per year of world-scale capacity in advantaged locations 1Q10: Added 3 plants with 330 million gallons per year of capacity 36 Favorable margin outlook High crude oil prices support ethanol prices Plentiful corn and increasing corn yields keep feedstock costs low 2011 ethanol mandate grows 5% over 2010 Expect demand to outgrow capacity, but blend wall must be addressed To incentivize new builds, margins must be high enough to yield reasonable return on higher-cost, new-build plants Valero's low-cost acquisitions of high-quality plants imply a competitive advantage in any margin environment Provides platform for future production of advanced biofuels

U.S. Ethanol Demand BGal/yr We expect ethanol volumes to meet corn RFS requirements, but expect advanced (cellulosic) ethanol to develop more slowly than prescribed Current corn ethanol capacity is approximately 13.7 BGPY (13.1 BGPY operational) and the 2015 RFS for corn-based ethanol is 15 BGPY Source: Consultant and Valero estimates Ethanol Grows as Part of the Fuel Mix 37

World Demand Favors Diesel World Demand Favors Diesel World Demand MMBPD Diesel demand is expected to recover past prior highs and grow rapidly Diesel demand has grown to become much larger than gasoline globally Growing global diesel demand is an export opportunity for U.S. refineries History Forecast Source: Consultant, IEA, and Valero estimates 38

Gasoline Fundamentals 39 39 (CHART) USGC Gasoline Crack (per bbl) U.S. Gasoline Demand (mmbpd) (CHART) Source: Argus; 2010 data through December 24 Source: DOE weekly data; 2010 data through week ending December 17 Source: DOE weekly data; 2010 data through week ending December 17 Source: DOE weekly data; 2010 data through week ending December 17 U.S. Gasoline Inventory (mmbbls) (CHART) U.S. Imports of Gasoline and Blendstocks (mbpd)

Distillate Fundamentals 40 40 (CHART) USGC On-road Diesel Crack (per bbl) U.S. Distillate Demand (mmbpd) (CHART) (CHART) Source: Argus; 2010 data through December 24 Source: DOE weekly data; 2010 data through week ending December 17 Source: DOE weekly data; 2010 data through week ending December 17 Source: DOE monthly data; 2009 data through September 2010 U.S. Distillate Inventory (mmbbls) U.S. Distillate Net Imports (mbpd)

Diesel Demand vs. Long Beach Imports Diesel Demand vs. Long Beach Imports 41

U.S. Transport Indicators: Trucking Indicators Source: BTS Source: ATA Source: ATA 42

(CHART) U.S. Transport Indicators 43

2009 Volume (MBPD) Annual Estimated EPS Sensitivity for $1/barrel change 1 Gasolines and blendstocks 1,101 48% $0.46 Distillate (diesel, heating oil, jet fuel) 748 33% $0.31 Other 432 19% $0.18 Total Products 2,281 100% $0.96 Sweet 632 28% Medium Sour & Acidic 581 26% $0.24 Heavy & Resid 635 28% $0.27 Other 424 19% Total Feedstocks 2,272 100% MBPD MGPD Ethanol2 69 2,800 $0.03 Charges and Yields 1 Assumes 2009 volumes, a 35% tax rate, and 2Q10 wtd. shares outstanding of 567 million 2 Ethanol estimated using volumes of 2.8 mmgpd including the new ethanol plants 44

Implied Value of Valero's Refining Assets Billions, except per unit amounts Billions, except per unit amounts Market Value of Equity at $22/share $12.5 Add: Book Value of Debt1 8.0 Less: Cash1 -2.4 = Estimated Enterprise Value 18.1 Less: Book Value of Net Working Capital1 -0.8 Less: Incremental Market Value of Inventories1 -4.9 Less: Estimated Value of Ethanol Assets2 -1.5 Less: Estimated Value of U.S. and Canadian Retail Assets2 -3.2 = Implied Value of Refining Assets $7.7 Implied Value Per: Barrel of daily throughput capacity (2.595mmbpd)3 $2,967 Barrel of complexity-adjusted capacity (2.22mmbpd crude, 12.1 Nelson)4 $287 1As of 9/30/10; 2Company estimate based on observed market values; 37,700,000,000 / 2,595,000 = $2,967; 47,700,000,000 / 2,224,000 / 12.1 = $287 45

Investor Relations Contacts For more information, please contact: Ashley Smith Vice President, Investor Relations 210.345.2744 ashley.smith@valero.com Matthew Jackson Investor Analyst 210.345.2564 matthew.jackson@valero.com 46